SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  April 5, 2004
                                                         -------------


                            USA TELCOM INTERNATIONALE
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Nevada                       0-49672                  88-0408213
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


              1549 N. LEROY STREET, SUITE D-1000, FENTON, MI 48430
              -----------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)


Registrant's telephone number, including area code: (810) 714-2978
                                                    --------------

              2620 S. MARYLAND AVE., SUITE 14, LAS VEGAS, NV 89109
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         On March 19, 2004, USA Telcom Internationale issued 13,000,000 shares of common stock to Robert C. Simpson for a purchase price of $260,000.00. Dr. Simpson paid the purchase price for these shares from personal funds for these shares. The 13,000,000 shares constitute approximately seventy-five percent (75%) of the issued and outstanding shares of common stock of USA Telcom Internationale. Before this issuance, Mr. Allen Jones was the controlling stockholder of USA Telcom Internationale.

         Dr. Simpson acquired the shares from USA Telcom Internationale for investment purposes. In addition, USA Telcom Internationale intends to acquire Blue Kiwi, Inc., in which Dr. Simpson has an equity interest. It is possible that, as a result of the proposed acquisition of Blue Kiwi, USA Telcom Internationale may issue additional shares of common stock to Dr. Simpson. After this acquisition, Dr. Simpson and George Peterman were appointed to the board of directors of USA Telcom Internationale, and Dr. Simpson was named its President, Chief Financial Officer, and Secretary.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

            Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

            Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

            Not applicable.

ITEM 5.  OTHER EVENTS.

         CHANGE IN ADDRESS OF PRINCIPAL EXECUTIVE OFFICE. We have moved our principal executive offices to the following address:

            USA Telcom Internationale
            1549 N. Leroy Street, Suite D-1000
            Fenton, MI 48430
            (810) 714-2978

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

            Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

            (a) Not Applicable.

            (b) Not Applicable.

            (c) Exhibits.


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         2.1 Stock  Purchase  Agreement by and among USA Telcom  Internationale,
Inc. and the Purchaser dated as of March 19, 2004.

ITEM 8.  CHANGE IN FISCAL YEAR.

            Not applicable.

ITEM 9.  REGULATION FD DISCLOSURE.

            Not applicable.



                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               USA TELCOM INTERNATIONALE, INC.
                                               (Registrant)


Date:  April 5, 2004                           By: /s/ Robert C. Simpson
                                                   ----------------------------
                                                   Robert C. Simpson, President





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